UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2022

Golub Capital Direct Lending Corporation
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01412	87-1489837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 Park Avenue, 25th Floor, New York, NY 10166
    (Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
    Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02.    Results of Operations and Financial Condition.

On May 17, 2022, Golub Capital Direct Lending Corporation will host a conference call to discuss its financial results for its second fiscal quarter ended March 31, 2022. In connection therewith, Golub Capital Direct Lending Corporation is providing an investor presentation to its shareholders of record as of March 31, 2022. A copy of the investor presentation is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Golub Capital Direct Lending Corporation Second Quarter 2022 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Direct Lending Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital Direct Lending Corporation

May 16, 2022	By: /s/ Christopher C. Ericson
Name: Christopher C. Ericson
Title: Chief Financial Officer